EXECUTION VERSION WEIL\100846380\6\54237.0033 AMENDMENT NO. 7 TO CREDIT AGREEMENT This AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of November 13, 2025 (this “Amendment”), is entered into by and among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, the Amendment No. 7 Incremental Term B Lender (as defined below) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent. PRELIMINARY STATEMENTS WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 27, 2011 (as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as further amended and restated as of March 18, 2022, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 28, 2023, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 7, 2024, as amended by that certain Amendment No. 3 to Credit Agreement, dated as of July 2, 2024, as amended by that certain Amendment No. 4 to Credit Agreement, dated as of August 19, 2024, as amended by that certain Amendment No. 5 to Credit Agreement, dated as of November 7, 2024, as amended by that certain Amendment No. 6 to Credit Agreement, dated as of June 18, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Parent, the Company, the other Subsidiaries of the Company party thereto as Borrowers, the Lenders and the Issuing Banks party thereto, the Administrative Agent and the Canadian Administrative Agent; WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Company is requesting Incremental Term Loans in an aggregate principal amount of $200,000,000.00 (the “Amendment No. 7 Incremental Term B Loans”) and is requesting that the Lender set forth on Schedule I hereto (the “Amendment No. 7 Incremental Term B Lender”) make Amendment No. 7 Incremental Term B Loans to the Company on the Amendment No. 7 Effective Date (as defined below) in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I hereto (such amount, the Amendment No. 7 Incremental Term B Lender’s “Amendment No. 7 Incremental Term B Commitment”), and such amount will be applied by the Company for working capital and general corporate purposes (including to repay a portion of the Revolving Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 7 Effective Date); WHEREAS, pursuant to Section 2.01(d)(vi) of the Credit Agreement, the Parent, the Company and the Administrative Agent may enter into an Incremental Facility Amendment in order to establish the Amendment No. 7 Incremental Term B Loans and to make technical amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, in connection with the establishment of the Amendment No. 7 Incremental Term B Loans; WHEREAS, on the terms and conditions set forth herein and in the Amended Credit Agreement, the Amendment No. 7 Incremental Term B Lender is willing to make the Amendment No. 7 Incremental Term B Loans to the Company on the Amendment No. 7 Effective Date; WHEREAS, pursuant to Sections 2.01(d) of the Credit Agreement, the Credit Agreement is amended as set forth herein; and

-2- WEIL\100846380\6\54237.0033 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Amended Credit Agreement. SECTION 2. Amendment No. 7 Incremental Term B Loans. (a) Subject to the terms and conditions set forth herein, the Amendment No. 7 Incremental Term B Lender agrees to make Amendment No. 7 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 7 Effective Date in an aggregate principal amount not to exceed its Amendment No. 7 Incremental Term B Commitment. Amendment No. 7 Incremental Term B Loans that are repaid or prepaid may not be re-borrowed. The Amendment No. 7 Incremental Term B Commitments shall automatically terminate on the Amendment No. 7 Effective Date (after the making of the Amendment No. 7 Incremental Term B Loans on such date). (b) This Amendment constitutes an “Incremental Facility Amendment” (pursuant to Section 2.01(d)(vi) of the Credit Agreement) with respect to the establishment of the Amendment No. 7 Incremental Term B Commitments and the Amendment No. 7 Incremental Term B Loans. From and after the Amendment No. 7 Effective Date, for all purposes of the Amended Credit Agreement and the other Basic Documents, (i) the Amendment No. 7 Incremental Term B Commitments shall constitute “Amendment No. 1 Incremental Term B Commitments” and “Incremental Commitments”, (ii) the Amendment No. 7 Incremental Term B Loans shall constitute “Amendment No. 1 Incremental Term B Loans”, “Incremental Term Loans”, “Term Loans” and “Term B Loans” and (iii) the Amendment No. 7 Incremental Term B Lender shall be an “Amendment No. 1 Incremental Term B Lender”, a “Lender”, a “Term B Lender” and a “Term Lender”. (c) The Amendment No. 7 Incremental Term B Loans will constitute an increase to, and part of the same Class and Facility as, the Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 7 Effective Date immediately prior to the effectiveness of this Amendment (the “Existing Amendment No. 1 Incremental Term B Loans”), shall be assigned the same CUSIP as, be fungible with (including for tax purposes), and be subject to the same terms and conditions as, the Existing Amendment No. 1 Incremental Term B Loans. (i) Amortization. The Amendment No. 7 Incremental Term B Loans shall amortize at the same rate as the Existing Amendment No. 1 Incremental Term B Loans. In furtherance of the foregoing, the Credit Agreement is hereby amended as follows: (A) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order: ““Amendment No. 7 Effective Date” shall mean November 13, 2025.” (B) Section 4.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(d) The Company hereby promises to pay to the Administrative Agent for the ratable account of each Amendment No. 1 Incremental Term B Lender (i) on each Quarterly Date, (w) during the period commencing with the end of the first full

-3- WEIL\100846380\6\54237.0033 fiscal quarter after the occurrence of the Amendment No. 1 Effective Date until (and including) the Amendment No. 3 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.25% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Effective Date, (x) after the Amendment No. 3 Effective Date until (and including) the Amendment No. 4 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.2512562814070% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 3 Effective Date, (y) after the Amendment No. 4 Effective Date until (and including) the Amendment No. 7 Effective Date, a principal amount of the Amendment No. 1 Incremental Term B Loans equal to 0.2512562814070 % of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 4 Effective Date and (z) after the Amendment No. 7 Effective Date, a principal amount of Amendment No. 1 Incremental Term B Loans equal to 0.2544529262064% of the aggregate principal amount of Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 7 Effective Date and (ii) on the Amendment No. 1 Incremental Term B Loan Maturity Date, the unpaid principal amount of the Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 1 Incremental Term B Loan Maturity Date.” (ii) Initial Interest Rates and Interest Periods. The Amendment No. 7 Incremental Term B Loans will initially be subject to the same Interest Periods as the currently outstanding Amendment No. 1 Incremental Term B Loans on the Amendment No. 7 Effective Date (which, for the avoidance of doubt, is one month ending November 28, 2025). (iii) Form of Term Note. Any Note evidencing the aggregate Indebtedness of the Borrowers to the Amendment No. 7 Incremental Term B Lender resulting from the Amendment No. 7 Incremental Term B Loans made by the Amendment No. 7 Incremental Term B Lender shall be in the form of Exhibit A to Amendment No. 1. (d) The proceeds of the Amendment No. 7 Incremental Term B Loans shall be used for working capital and general corporate purposes (including to repay a portion of the Revolving Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 7 Effective Date). (e) The Administrative Agent hereby consents to the Amendment No. 7 Term B Lenders’ provision of the Amendment No. 7 Term B Loans. SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 7 Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Amendment No. 7 Incremental Term B Lender): (a) the Administrative Agent (or its counsel) shall have received (1) from (i) the Parent, (ii) the Company, (iii) each Subsidiary Guarantor and (iv) the Amendment No. 7 Incremental Term B Lender either (A) a counterpart of this Amendment signed on behalf of each such party or (B) evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (2) to the extent the Amendment No. 7 Incremental Term B Lender so requests, a Note signed by the Company;

-4- WEIL\100846380\6\54237.0033 (b) the Administrative Agent shall have received (i) (I) for each of the Parent, the Company and each Subsidiary Guarantor either (1) a certification from a responsible officer of such Person that, as of the Amendment No. 7 Effective Date, there has been no change to the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, delivered to the Administrative Agent on the A&R Closing Date or, if so delivered on such date, the latest of the Amendment No. 1 Effective Date, Amendment No. 3 Effective Date, the Amendment No. 5 Effective Date and the Amendment No. 6 Effective Date or (2) a copy of the certificate or articles of incorporation (or equivalent documents), including all amendments thereto, of such Person, which certificate or articles of incorporation (or equivalent documents) shall be (x) if such Person is organized in the United States (or any state thereof, but excluding Puerto Rico) certified as of a recent date by the Secretary of State of the state of its organization, with a further certification from a responsible officer of such Person that, as of the Amendment No. 7 Effective Date, such certificate or articles of incorporation (or equivalent document) have not been amended since the date of certification thereof by the Secretary of State of the state of its organization and (y) in the case of any other Person, certified by a responsible officer of the applicable Person as a true and complete copy of the certificate or articles of incorporation (or equivalent document) as of the Amendment No. 7 Effective Date of such Subsidiary Guarantor, and (II) in the case of the Parent, the Company and each Subsidiary Guarantor organized in the United States (or any state thereof) a certificate as to the good standing (or equivalent) of such Person as of a recent date to, from such Secretary of State; (ii) a certificate of an authorized officer of each of the Parent, the Company and each Subsidiary Guarantor dated the Amendment No. 7 Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws (or equivalent documents) of such Person as in effect on the Amendment No. 7 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or certification of no change thereto since the A&R Closing Date or, if so delivered on such date, the latest of the Amendment No. 1 Effective Date, the Amendment No. 3 Effective Date, the Amendment No. 5 Effective Date and the Amendment No. 6 Effective Date), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its equivalent) of such Person authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereunder and under the Amended Credit Agreement and, in the case of the Company, the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Person; and (iii) a certificate of another authorized officer as to the incumbency and specimen signature of the authorized officer executing the certificate pursuant to clause (ii) above; (c) the representations set forth in Section 4 shall be true and correct on and as of the Amendment No. 7 Effective Date; (d) on and as of the Amendment No. 7 Effective Date, no Default or Event of Default shall exist immediately prior to or after giving effect to the Amendment and the incurrence of the Amendment No. 7 Incremental Term B Loans (or the use of proceeds thereof); (e) the Administrative Agent shall have received a certificate, dated as of the Amendment No. 7 Effective Date and signed by a responsible officer of the Company, certifying that the conditions set forth in Sections 3(c) and 3(d) are satisfied; (f) the Administrative Agent shall have received, on behalf of itself and the Amendment No. 7 Incremental Term B Lender, a favorable written opinion of (i) Weil, Gotshal & Manges LLP, New York, Delaware and California counsel for the Parent, the Company and the Subsidiary Guarantors, (ii) Stikeman Elliott LLP, Canadian counsel for the Subsidiary Guarantors, and (iii) CMS Cameron McKenna Nabarro Olswang LLP, counsel for the Subsidiary Guarantors in England and Wales,

-5- WEIL\100846380\6\54237.0033 in each case (A) dated the Amendment No. 7 Effective Date, (B) addressed to the Administrative Agent and the Amendment No. 7 Incremental Term B Lender and (C) covering such matters relating to this Amendment and the transactions contemplated hereunder and as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinion; (g) the Administrative Agent shall have received (or substantially concurrently with the funding of the Amendment No. 7 Incremental Term B Loans on the Amendment No. 7 Effective Date, will receive) all fees and other amounts due and payable on or prior to the Amendment No. 7 Effective Date, including, to the extent invoiced at least 3 Business Days prior to the Amendment No. 7 Effective Date, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Obligors hereunder, under the Amended Credit Agreement, under any other Basic Document or under any engagement letter or other fee letter entered into in connection with the Amendment No. 7 Incremental Term B Loans established hereunder. (h) The Administrative Agent shall have received a solvency certificate from a financial officer of the Parent on behalf of the Parent in form and substance satisfactory to the Administrative Agent certifying that Parent and its subsidiaries, on a consolidated basis after giving effect to the transactions contemplated hereunder and under the Amended Credit Agreement to occur on the Amendment No. 7 Effective Date, are solvent; (i) The Amendment No. 7 Incremental Term B Lender shall have received, at least three Business Days prior to the Amendment No. 7 Effective Date, to the extent requested at least 10 Business Days prior to the Amendment No. 7 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; (j) To the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Amendment No. 7 Incremental Term B Lender shall have received a Beneficial Ownership Certification in relation to the Company if requested at least ten Business Days prior to the Amendment No. 7 Effective Date; and (k) The Company shall make a borrowing request in accordance with Section 5.05 of the Amended Credit Agreement with respect to the Amendment No. 7 Incremental Term B Loans. SECTION 4. Representations and Warranties. Each of the Parent and the Company jointly and severally represents and warrants to the Administrative Agent and to the Amendment No. 7 Incremental Term B Lender that, immediately after giving effect to this Amendment and the incurrence of the Amendment No. 7 Incremental Term B Loans (and the use of proceeds thereof) on the Amendment No. 7 Effective Date, the representations and warranties made by the Parent and the Company in the Amended Credit Agreement are true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of the Amendment No. 7 Effective Date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of such earlier date). SECTION 5. Reaffirmation. Each of the Parent, the Company and each Subsidiary Guarantor party hereto hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Basic Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Parent Guaranty, the Company Guaranty or the Subsidiary Guaranty, as applicable, and its grant of Liens on the

-6- WEIL\100846380\6\54237.0033 Collateral to secure the Obligations pursuant to the Security Documents, in each case, subject to any applicable limitations and conditions set forth therein. The modification of the Credit Agreement effected pursuant to this Amendment and the execution, delivery, performance or effectiveness of this Amendment do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens shall remain in full force and effect, and will continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, after giving effect to this Amendment. SECTION 6. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Basic Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Basic Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Basic Document in similar or different circumstances. (b) On and after the Amendment No. 7 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Amended Credit Agreement, shall refer to the Credit Agreement as amended by this Amendment, and the term “Credit Agreement”, as used in any Basic Document, shall mean the Amended Credit Agreement. This Amendment shall constitute a “Basic Document” for all purposes of the Amended Credit Agreement and the other Basic Documents. (c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any Guarantee thereof. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Parent or the Company under the Credit Agreement or any Obligor under any Basic Document (as defined in the Credit Agreement) from any of its obligations and liabilities thereunder. (d) It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Basic Document (as defined in the Credit Agreement) or any of the rights, obligations or liabilities thereunder. SECTION 7. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; JURY TRIAL WAIVER. THE PROVISIONS CONCERNING GOVERNING LAW AND WAIVER OF JURY TRIAL AND JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 12.11 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS. SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The provisions concerning execution set forth in Section 12.10 of the Amended Credit Agreement shall apply to this Amendment and incorporated herein by this reference, mutatis mutandis.

-7- WEIL\100846380\6\54237.0033 SECTION 9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. Headings. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment. SECTION 11. Indemnification; Confidentiality. For the avoidance of doubt, the provisions set forth in Sections 12.04 and 12.07 of the Amended Credit Agreement shall apply this Amendment and incorporated herein by this reference, mutatis mutandis. [Remainder of this page intentionally left blank]

[Signature Page to Amendment No. 7 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. THE PARENT: IRON MOUNTAIN INCORPORATED By: /s/ David Buda____________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer THE COMPANY: IRON MOUNTAIN INFORMATION MANAGEMENT, LLC By: /s/ David Buda____________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer

[Signature Page to Amendment No. 7 to Credit Agreement] THE SUBSIDIARY GUARANTORS: IRON MOUNTAIN SECURE SHREDDING, INC. IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC. IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC. IRON MOUNTAIN DATA CENTERS, LLC IRON MOUNTAIN DATA CENTERS SERVICES, LLC IM MORTGAGE SOLUTIONS, LLC IRON MOUNTAIN GLOBAL HOLDINGS, INC. IRON MOUNTAIN RECORDS MANAGEMENT (PUERTO RICO), INC. IRON MOUNTAIN CANADA OPERATIONS ULC ITRENEW, INC. By: /s/ David Buda____________________ Name: David Buda Title: Senior Vice President, Finance and Treasurer IRON MOUNTAIN (UK) PLC By: /s/ Nicholas Ben Ford____________________ Name: Nicholas Ben Ford Title: Director

[Signature Page to Amendment No. 7 to Credit Agreement] THE ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as the Administrative Agent By: /s/ Arthur Atte____________________ Name: Arthur Atte Title: Vice President

[Signature Page to Amendment No. 7 to Credit Agreement] BARCLAYS BANK PLC, as the Amendment No. 7 Incremental Term B Lender By: /s/ John Skrobe____________________ Name: John Skrobe Title: Managing Director

WEIL\100846380\6\54237.0033 Schedule I Amendment No. 7 Incremental Term B Commitments Amendment No. 7 Incremental Term B Lender Amendment No. 7 Incremental Term B Commitment Barclays Bank PLC $200,000,000.00 Total $200,000,000.00